PIMCO

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

A CLOSED-END

FUND SPECIALIZING

IN INVESTMENTS

IN COMMERCIAL

MORTGAGE-BACKED

SECURITIES

JUNE 30, 2002

SEMI-ANNUAL REPORT

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO currently manages over $221 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.) is one of the largest investment management companies in the United States with assets under management of more than $346 billion as of June 30, 2002 and is a member of the Allianz Group of Companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Effective July 31, 2002, PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”), in compliance with New Rule 35d-1 under the Investment Company Act of 1940, as amended, adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in commercial mortgage-backed securities (“CMBS”). For this purpose, “CMBS” are fixed income instruments representing interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties. The Fund has also adopted a policy to provide shareholders at least 60 days’ prior notice of any change in this investment policy of the Fund. Prior to the change, the Fund was subject to a similar requirement with regard to 65% of its total assets. Pacific Investment Management Company LLC (“PIMCO”) does not believe that the new policy will result in any changes in the Fund’s investment portfolio, as it currently complies with the higher content standard.

LETTER TO OUR SHAREHOLDERS

For the fiscal half year ended June 30, 2002, the PIMCO Commercial Mortgage Securities Trust returned 5.51% based on net asset value and a favorable 6.51% return based on its NYSE share price. In comparison, the Lehman Brothers Aggregate Bond Index, generally regarded as representative of the bond market as a whole, returned 3.79% for the same period. Longer-term performance has continued to be strong with the Fund posting an annualized return based on NYSE share price of 8.43% and a return based on net asset value of 11.19% for the five-year period ended June 30, 2002, outperforming the Lehman Index return of 7.57%.

Financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the past several years. The U.S. continued to grow faster than Europe or Japan after emerging from a mild recession last year. Nevertheless, business investment remained weak, raising doubts about the staying power of the recovery. Still, rebounds in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy have provided grounds for optimism.

Any optimism about the direction of the real economy was thoroughly undermined, however, by the growing loss of confidence in financial markets and in the economic model that produced the New Age Economy. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. Demand for U.S. assets declined among investors already nervous about lofty equity valuations, a potential slowing of the recovery later this year and a swelling U.S. current account deficit. This dramatic shift in investor sentiment helped drive the dollar down 12% against the euro and pushed it 10% lower versus the yen.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance in light of economic and financial market activities.

We are optimistic that 2002 will continue to be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this semi-annual report.

Sincerely,
Brent R. Harris
Chairman of the Board

July 31, 2002

Semi-Annual Report
June 30, 2002

ABOUT THE FUND

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund’s primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gains from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value (“NAV”), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund’s NYSE trading symbol is “PCM.” Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron’s in a table titled “Closed-End Funds.”

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund’s mailing list.

Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW

Economic and Market Review

Signs of a rebound in the U. S. economy and expectations of Federal Reserve tightening drove interest rates higher in the first quarter, depressing bond market returns. Treasury yields rose across all maturities, led by the two- and the five- year, which climbed 0.70% and 0.54%, respectively. Yields fell earlier in the quarter but reversed course sharply in late February and March after positive economic reports suggested that a cyclical turning point was at hand.

Industrial production rose in February for the second straight month. This increase signaled that battered manufacturers were gearing up to meet demand after businesses slashed inventories at a record pace during the fourth quarter of 2001. Consumer confidence rose in March in the largest monthly gain since the last recession ended in 1991. Housing starts climbed to their highest level in three years while growth in durable goods orders beat expectations. Government spending, particularly higher outlays on defense, homeland security and Medicare/ Medicaid, provided stimulus.

Bonds received no support from the Federal Reserve during the first quarter, as the central bank remained on the sidelines after easing 11 times last year. In a shift from its previous stance, the Fed laid the groundwork for rate increases by declaring that risks in the economy were no longer tilted toward weakness.

Despite clear indications of a rebound, reduced capital spending continued to exert a drag on the economy during the first quarter. This ongoing corporate retrenchment, which also featured a reduction in equity buybacks, was designed to enhance free cash flow and rehabilitate credit quality that had been eroded by the borrowing and investment binge of the late 1990s. Credit rehab included restructuring of corporate balance sheets that in the eyes of investors and rating agencies had become too reliant on short- term financing such as commercial paper. New corporate bond issuance surged during the first quarter as companies refinanced much of their commercial paper with longer-term bonds.

Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Most bond markets gained during the second quarter as investors sought safe haven amid turbulence in other financial markets. Interest rates fell worldwide with yields on Treasuries declining as much as 0.91% in the short/intermediate portion of the yield curve. The broad U.S. bond market performed well during the quarter even as global stock markets declined and the U.S. dollar fell sharply against the euro and the yen.

Financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the past several years. The U.S. continued to grow faster than Europe or Japan after emerging from a mild recession last year. Nevertheless, business investment remained weak, raising doubts about the staying power of the recovery. Still, rebounds in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy have provided grounds for optimism.

Any optimism about the direction of the real economy was thoroughly undermined, however, by the growing loss of confidence in financial markets and in the economic model that produced the New Age Economy. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. Demand for U.S. assets declined among investors already nervous about lofty equity valuations, a potential slowing of the recovery later this year and a swelling U.S. current account deficit. This dramatic shift in investor sentiment helped drive the dollar down 12% against the euro and pushed it 10% lower versus the yen.

Semi-Annual Report
June 30, 2002

Dividends

The Fund maintained an uninterrupted and constant dividend throughout the six-month period, holding the monthly per share rate steady at $0.09375. These dividend payouts, excluding the special dividend, equate to an annualized dividend yield of 7.76% based on the Fund’s NYSE share trading price as of June 30, 2002.

Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Performance

For the six-month period ended June 30, 2002, the Fund delivered a total return investment performance of 5.51% based on net asset value and a 6.51% return based on its NYSE share price. These total returns outperformed the 3.79% return of the Lehman Brothers Aggregate Bond Index over the fiscal period. Fund performance was helped significantly when the S&P and Fitch IBCA, two national rating agencies, upgraded a number of the Fund’s holdings.

The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through June 30, 2002, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

Investment Performance for the Periods Ended 6/30/2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception 9/2/93*
Fund Net Asset Value	5.51%	10.00%	9.46%	8.43%	8.49%
Fund NYSE Market Value	6.51%	15.88%	12.57%	11.19%	10.13%
Lehman Brothers
Aggregate Bond Index	3.79%	8.63%	8.11%	7.57%	N/A

* Average annual total return

Semi-Annual Report
June 30, 2002

NYSE share price performance was boosted over the half year as the Fund’s trading premium to its net asset value increased, advancing from a premium of 10.12% to a premium of 11.63%. Over the course of the past six months, there has been some variability in the premium to net asset value. However, there has been an overall increase in the premium to net asset value as concerns of inflation remain muted.

CMBS Issuance

CMBS issuance during the first half of 2002 totaled $27.8 billion, representing an 18% decrease from mid-year 2001.

Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Credit Spreads

Bonds with yield cushions, such as mortgages, non-investment-grade corporates and emerging market issues, posted positive absolute returns during the first quarter despite the headwind of rising rates. Mortgages outperformed Treasuries and corporates on a duration-adjusted basis. The sector benefited from relatively low volatility, high yields and demand from investors worried about corporate credit and accounting issues. Yield spreads between CMBS and 10-year Treasuries decreased over the first quarter with spreads on AAA-rated CMBS dropping increasing 0.12% and spreads on A-rated CMBS up by 0.29%.

* 7 to 10 year U.S. Treasury Bonds as of June 30, 2002.

U.S. Treasuries performed the best during the second quarter in which worried investors sought refuge in safe, stable and liquid assets. Mortgages trailed Treasuries nominally but outperformed modestly on a like-duration basis. Bolstered by strong credit quality and a yield advantage versus Treasuries, the mortgage sector brushed off the risk that lower mortgage rates will spark a new wave of prepayments. Evidence of this lack of concern was that discount (lower-coupon) mortgages remained a bargain versus fuller coupons despite the refinancing risk posed by lower rates. Yield spreads between CMBS and 10-year Treasuries were declined over the second quarter with spreads on AAA-rated CMBS decreasing 0.18% and spreads on A-rated CMBS down by 0.24%.

Semi-Annual Report
June 30, 2002

Quality Ratings

Throughout the six-month period, the portfolio’s average quality has continued to revolve around an A rating. This represents an increase over 2001 when the portfolio’s average quality revolved around a BBB+ rating. Every portfolio holding is regularly scrutinized and evaluated in an effort to assure that each security retains healthy characteristics and that each remains a viable holding in relation to the portfolio.

* As rated by Standard & Poor’s or the equivalent
    by Moody’s, Duff & Phelps or Fitch IBCA

Sector Allocations

The Fund features its greatest sector concentrations in multi-class and multi-family CMBS. Multi-class CMBS provides diversification benefits and multi-family CMBS is selected due to the traditional and stable nature of the property type. Over the past several years, real estate fundamentals have remained solid with all sectors performing relatively well. We do not see any major change in the near term, however, we will continue to monitor the portfolio with regards to changes in the real estate market and make adjustments when appropriate.

* A mix of all type of commercial properties

Semi-Annual Report
June 30, 2002

SIX MONTHS IN REVIEW (CONT.)

Secular Market Outlook

A 20-year era of disinflation, driven by forces such as globalization, technological innovation, shrinking government and preemptive central bank tightening, is drawing to a close. Over the next three to five years, reflationary trends will dominate and sustain a mild global recovery, with inflation peaking at 3% to 4% in the U.S. Key elements of our secular forecast include:

•	Governments and central banks, alarmed by the threat of global deflation, will employ fiscal/monetary stimulus to restore corporate pricing power and help overburdened borrowers service their debt.

•
Private sector excesses such as the Enron scandal and dot.com/telecom fiascoes will result in increased regulation and stricter fiduciary oversight. The impact of this “fiduciary enlightenment” will be an increase in the cost of capital, which in a finance based economy will translate into upward pressure on prices.

•	Political unrest and prospects for war following the terrorist attacks of September 11 point to reflationary increases in defense spending.

•	The diminished allure of U.S. assets and concern about the persistent U.S. current account deficit will cause the dollar to weaken, adding to inflationary pressure.

•	Reflation will be tempered by a significant increase in manufactured exports from China, which will remain cheap as 300 million farm workers migrate to factories.

•
Interest rates will be biased higher, with longer-term yields climbing to 6% or more. Yield curves will remain positively sloped and even steepen in the face of monetary and fiscal stimulus and more expensive long-term corporate debt.

Semi-Annual Report
June 30, 2002

Cyclical Market Outlook

The U.S. cyclical recovery will slow in the second half of 2002 as a rebound in business investment, a critical ingredient for sustaining the recovery’s pace, fails to materialize. Besides the headwinds of high debt levels, excess capacity and minimal pricing power, companies face grave investor concerns about their corporate governance and accounting practices. This is not an environment that will encourage increased investment. Other sectors of the economy are unlikely to spur growth. The consumer and housing sectors, which never sank into recession last year, will hold steady but not accelerate. Increased government spending will not be enough to offset the impact of a weak corporate sector. The Federal Reserve will not take back its post-September 11 easings while the corporate sector is moribund.

Semi-Annual Report
June 30, 2002

FINANCIAL HIGHLIGHTS

Selected Per Share Data for the Year or Period Ended:	For the six months ended June 30, 2002 (Unaudited)	For the year ended December 31, 2001	For the year ended December 31, 2000	For the year ended December 31, 1999	For the year ended December 31, 1998
Net asset value, beginning of period	$12.85	$12.86	$12.89	$13.74	$13.97
Net investment income	0.63	1.28	1.39	1.08	1.24
Net realized/unrealized gain (loss) on investments	0.06	0.06	(0.10)	(0.75)	(0.25)
Total from investment operations	0.69	1.34	1.29	0.33	0.99
Less dividends from net investment income	(0.56)	(1.35)	(1.32)	(1.18)	(1.22)

Net asset value, end of period	$12.98	$12.85	$12.86	$12.89	$13.74

Per share market value, end of period	$14.49	$14.15	$12.56	$12.00	$13.75

Total investment return
Per share market value (a)	14.16%	24.20%	16.60%	(4.42)%	9.86%
Per share net asset value (b)	5.15%	10.69%	10.50%	2.44%	7.33%

Ratios to average net assets
Operating expenses (excluding interest expense)	(0.32)%	1.12%	1.01%	1.01%	0.99%
Total operating expenses	1.06%	3.28%	4.15%	3.16%	3.61%
Net investment income	9.73%	9.67%	10.79%	7.97%	8.81%

Supplemental data
Net assets, end of period (000s)	$143,672	$141,746	$141,581	$141,860	$151,222
Amount of borrowings outstanding, end of period (in thousands)	$72,692	$63,448	$72,034	$52,233	$59,990
Portfolio turnover rate	16.80%	59.90%	104.73%	1.86%	7.92%

(a)
Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share.

Semi-Annual Report
See accompanying notes June 30, 2002

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share amounts	June 30, 2002 (Unaudited)

Assets:
Investments in securities, at market value (Identified cost: $219,367)	$215,840
Cash	42
Interest and dividends receivable	1,982
Paydown receivable	188
Other assets	20

Total assets	218,072

Liabilities:
Reverse repurchase agreements	$72,962
Dividends payable	1,038
Accrued investment manager’s fee	257
Accrued administration fee	35
Other liabilities	108

Total liabilities	74,400

Net assets applicable to outstanding stock	$143,672

Net Assets Consist of:
Capital stock—authorized 300 million shares, $.001 par value; outstanding 11,072,426 shares	$11
Additional paid in capital	153,122
Undistributed net investment income	836
Accumulated net realized (loss) from investments	(6,770)
Net unrealized (depreciation) of investments	(3,527)

$143,672

Net asset value per share outstanding	$12.98

STATEMENT OF OPERATIONS

Amounts in thousands	For the six months ended June 30, 2002 (Unaudited)

Investment income:
Interest, net of foreign taxes	$8,440

Total Income	8,440

Expenses:
Investment manager fees	513
Administration fees	71
Custodian and portfolio accounting fees	37
Directors’ fees	68
Proxy expense	10
Legal fee	50
Audit fee	12
Interest expense	691
Other expenses	64

Total expenses	1,516

Net investment income	6,924

Net realized and unrealized gain (loss):
Net realized (loss) on investments	(828)
Net change in unrealized appreciation on investments	1,480
Net gain on investments	652

Net increase in assets resulting from operations	$7,576

Semi-Annual Report
See accompanying notes June 30, 2002

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands except per share amounts	For the six months ended June 30, 2002 (Unaudited)	For the year ended December 31, 2001
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,924	$14,074
Net realized (loss) on investments	(828)	(34)
Net change in unrealized appreciation on investments	1,480	701
Net increase resulting from operations	7,576	14,741

Distributions to Shareholders:
From net investment income	(6,222)	(14,854)

Fund Share Transactions:
Issued as reinvestment of distributions (41,945 and 20,894 shares, respectively)	572	278

Total Increase in Net Assets	$1,926	$165

Net Assets:
Beginning of period	141,746	141,581
End of period *	$143,672	$141,746

* Including net undistributed investment income of:	$836	$134

STATEMENT OF CASH FLOWS

Amounts in thousands	For the six months ended June 30, 2002 (Unaudited)
Increase (Decrease) in Cash and Foreign Currency from:

Financing Activities
Sales of Portfolio shares	$0
Redemptions of Portfolio shares	0
Cash distributions paid	(4,615)
Proceeds from financing transactions	0
Net increase from financing activities	(4,615)

Operating Activities
Purchases of long-term securities and foreign currency	(54,322)
Proceeds from sales of long-term securities and foreign currency	53,686
Purchases of short-term securities (net)	(7,386)
Net investment income	6,924
Change in other receivables/payables (net)	5,755

Net increase from operating activities	4,657

Net Increase in Cash and Foreign Currency	42

Cash and Foreign Currency
Beginning of period	0
End of period	$42

Semi-Annual Report
See accompanying notes June 30, 2002

SCHEDULE OF INVESTMENTS

(UNAUDITED)

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 129.0%
Healthcare 11.9%
LTC Commercial Corp.
9.200% due 11/28/2012	$1,500	$1,489
9.300% due 06/15/2026 (b)(d)	437	436
Red Mountain Funding Corp.
7.072% due 01/15/2019 (d)	2,000	1,300
7.471% due 01/15/2019 (d)	1,000	331
8.922% due 01/15/2019 (d)	1,000	277
9.150% due 11/28/2027 (d)	3,200	1,920
SC Commercial
7.050% due 11/28/2013 (b)(d)	5,000	4,981
7.800% due 11/28/2013 (b)(d)	5,000	4,981
Team Fleet Financing Corp.
6.900% due 07/25/2003 (d)	1,500	1,410

		17,125

Hospitality 20.8%
CS First Boston Mortgage Securities Corp.
3.051% due 12/15/2011 (d)(e)	2,000	2,045
German American Capital Corp.
8.535% due 10/10/2002 (d)	2,000	2,009
Goldman Sachs Mortgage Corp.
6.624% due 05/03/2018 (b)(d)	2,000	2,074
GS Mortgage Securities Corp.
6.044% due 08/15/2018 (d)	941	969
Host Marriott Pool Trust
8.310% due 08/03/2009 (b)(d)	2,000	2,103
Hotel First
8.520% due 08/05/2008 (b)(d)	2,404	2,365
NACC Cooper Hotel
7.500% due 07/15/2013 (d)	6,189	6,600
Residential Funding Mortgage Securities I
7.000% due 05/25/2011	903	923
SHC Essex II LLC
4.240% due 04/15/2011 (e)	4,990	4,506
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (b)(d)	2,500	2,638
Times Square Hotel Trust
8.528% due 08/01/2026 (d)	3,955	3,654

		29,886

Multi-Class 42.5%
Aetna Commercial Trust
7.100% due 12/26/2030	657	668
Airplanes Pass Through Trust
10.875% due 03/15/2019	2,222	71
American Southwest Financial Securities Corp.
8.000% due 01/18/2009	1,500	1,625
American Southwest Financial Securities Corp. (IO)
1.078% due 01/18/2009 (c)(e)	2,702	30
Asset Securitization Corp.
7.384% due 08/13/2029	750	701
Blackrock Capital Financial
5.280% due 10/25/2026 (e)	1,940	1,552
CBA Mortgage Corp.
6.670% due 12/25/2003 (e)	227	226
Commercial Mortgage Acceptance Corp.
6.933% due 11/15/2009 (b)(e)	1,500	1,565
Commercial Mortgage Asset Trust
6.640% due 09/17/2010	3,000	3,213
Federal Deposit Insurance Corp.
3.090% due 11/25/2026 (b)(e)	1,608	1,608
FFCA Secured Lending Corp. (IO)
1.000% due 09/18/2020 (c)(d)	20,300	1,719
First Chicago Lennar Trust
8.162% due 04/29/2006 (d)(e)	5,000	5,069
First Union National Bank-
Bank of America Commercial Mortgage Trust (IO)
0.000% due 03/15/2011 (c)(d)(e)	30,000	3,084
Forest City Enterprises, Inc.
8.500% due 03/15/2008	1,000	1,025
GMAC Commercial Mortgage Securities, Inc.
6.500% due 03/15/2012 (b)	2,220	2,185
7.220% due 05/15/2030 (d)(e)	1,500	1,023
Green Tree Financial Corp.
7.510% due 07/15/2028	4,000	2,600
Hilton Hotel Pool Trust
1.000% due 10/01/2016 (d)(e)	34,304	1,265
J.P. Morgan Commercial Mortgage Finance Corp.
8.403% due 11/25/2027 (d)(e)	2,284	2,192
Keystone Owner Trust
8.500% due 01/25/2029 (d)	4,232	4,057
Merrill Lynch Mortgage Investors, Inc.
7.791% due 06/15/2021 (e)	458	482
9.435% due 11/25/2020 (b)(d)(e)	702	703
Morgan Stanley Capital I
6.850% due 02/15/2020 (d)	1,000	913
7.229% due 12/15/2031 (e)	200	203
7.695% due 10/03/2030 (d)	2,000	1,842
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,072
Nationslink Funding Corp.
7.050% due 02/20/2008 (d)	2,000	1,784
7.100% due 01/20/2009 (b)	2,000	2,113
7.105% due 01/20/2013 (d)	2,500	2,127
7.586% due 01/20/2009 (b)(e)	2,500	2,755
Nomura Asset Securities Corp.
10.445% due 09/11/2019 (b)(e)	3,000	3,281
Prudential Securities Secured Financing Corp.
6.755% due 08/15/2011 (d)	2,000	1,648
7.610% due 12/26/2022	1,000	1,063
Resolution Trust Corp.
8.000% due 06/25/2026	1,519	1,519
Salomon Brothers Mortgage Securities VII
7.500% due 05/25/2026	179	185
Structured Asset Securities Corp.
7.750% due 02/25/2028 (b)	3,841	3,923

		61,091

Multi-Family 49.2%
Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006	1,500	1,543
6.900% due 11/19/2028 (d)	5,500	5,079
Fannie Mae
0.990% due 06/01/2012 (b)	11,000	11,220
5.914% due 04/01/2023 (b)	11,459	11,892
6.160% due 05/01/2008 (b)	2,387	2,489
6.930% due 09/01/2021 (b)	7,804	8,267
7.849% due 12/25/2015 (e)	874	641
7.867% due 12/25/2015 (e)	1,608	1,448
7.875% due 11/01/2018	49	51
9.375% due 04/01/2016	820	833
Federal Housing Administration
7.380% due 04/01/2041	2,471	2,421
8.360% due 01/01/2012	719	721
First Boston Mortgage Securities Corp.
7.326% due 09/25/2006 (e)	976	998
Government National Mortgage Association
8.625% due 10/15/2034 (b)	3,407	3,648
9.500% due 09/15/2030 (b)	4,201	4,159
G-Wing Ltd.
4.500% due 05/06/2004 (d)(e)	5,000	4,992
ICI Funding Corp. Secured Assets Corp.
7.750% due 03/25/2028	951	970
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,444
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028 (d)	1,943	1,946
Structured Asset Securities Corp.
7.050% due 11/25/2007	6,000	5,998

		70,760

Semi-Annual Report
See accompanying notes June 30, 2002

SCHEDULE OF INVESTMENTS (CONT.)

	Principal Amount (000s)	Value (000s)
Other Mortgage-Backed Securities 4.6%
First Sierra Receivables
11.510% due 01/18/2007 (d)	$1,984	$2,054
LB Commercial Conduit Mortgage Trust
6.000% due 11/19/2035 (d)	5,000	4,217
Next Card Credit Card Master Trust
10.330% due 12/15/2006 (d)(e)	1,000	300

		6,571

Total Commercial Mortgage-Backed Securities (Cost $187,875)		185,433

CORPORATE BONDS & NOTES 0.4%
Industrials 0.3%
U.S. Airways, Inc.
9.330% due 01/01/2006	676	446
Utilities 0.1%
Flag Ltd.
8.250% due 01/30/2008	1,400	133

Total Corporate Bonds & Notes (Cost $2,118)		579

ASSET-BACKED SECURITIES 11.4%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021 (b)	2,500	2,050
Bear Stearns Mortgage Securities, Inc.
7.750% due 06/25/2027	1,404	1,449
Conseco Finance
10.210% due 02/01/2032	2,500	2,507
10.550% due 05/15/2005	1,000	1,030
First International Bank
4.860% due 04/15/2026 (e)	2,037	1,222
Green Tree Financial Corp.
7.050% due 02/15/2027	922	793
IMPAC Secured Assets Owner Trust
8.950% due 07/25/2025	746	701
Keystone Owner Trust
8.500% due 01/25/2029 (d)	1,456	1,508
Life Financial Home Loan Owner Trust
9.090% due 04/25/2024 (b)	2,870	3,037
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (d)	2,204	2,072

Total Asset-Backed Securities (Cost $15,915)		16,369

SHORT-TERM INSTRUMENTS 9.4%
Commercial Paper 8.1%
ABN AMRO Mortgage Corp.
1.760% due 09/16/2002	1,300	1,298
Federal Home Loan Bank
1.900% due 08/28/2002	2,000	1,994
Freddie Mac
1.750% due 07/25/2002	2,600	2,597
Halifax PLC
1.790% due 07/29/2002	500	499
National Australia Funding, Inc.
1.760% due 07/02/2002	900	898
Svenska Handelsbank
1.780% due 08/19/2002	3,700	3,691
UBS Finance, Inc.
1.760% due 08/28/2002	600	599

		11,576

Repurchase Agreement 1.3%
State Street Bank
1.550% due 07/01/2002 (Dated 06/28/2002. Collateralized by Freddie Mac 3.500% due 09/15/2003 valued at $1,922. Repurchase proceeds are $1,883.)	1,883	1,883

Total Short-Term Instruments (Cost $13,459)		13,459

Total Investments (a) 150.2%		$215,840
(Cost $219,367)

Other Assets and Liabilities (Net) (50.2%)		(72,168)

Net Assets 100.0%		$143,672

Notes to Schedule of Investments (amounts in thousands):

(a)	The identified cost of investments owned as of June 30, 2002, was the same for federal income tax and financial statement purposes.

(b)	Securities pledged as collateral for reverse repurchase agreements.

(c)	Interest only security.

(d)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

(e)	Variable rate security. The rate listed is as of June 30, 2002.

Semi-Annual Report
See accompanying notes June 30, 2002

NOTES TO FINANCIAL STATEMENTS

1.    General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign

Semi-Annual Report
June 30, 2002

NOTES TO FINANCIAL STATEMENTS (CONT.)

securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Dividends and Distributions to Shareholders.    The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes.    The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Delayed-Delivery Transactions.    The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Reverse repurchase agreements.    Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act of 1940.

Repurchase Agreements.    The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be

Semi-Annual Report
June 30, 2002

equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Futures and Options.    The Fund is authorized to enter into futures contracts and options. The Fund may use futures contracts and options to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Restricted Securities.    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3.    Fees, Expenses, and Related Party Transactions

Investment Manager Fee.    Pacific Investment Management Company LLC (PIMCO) is a wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P. formerly PIMCO Advisors L.P. and serves as investment manager (the “Manager”) to the Trust, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee.    PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses.    The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit and (vi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

Semi-Annual Report
June 30, 2002

NOTES TO FINANCIAL STATEMENTS (CONT.)

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2002, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,795	$3,947	$34,001	$34,310

5.    Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the period ended June 30, 2002 was $69,127,850 at a weighted average interest rate of 3.91%. On June 30, 2002, securities valued at $74,549,307 were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

6.    Federal Income Tax Matters

As of December 31, 2001, the components of distributable taxable earnings were as follows:

Undistributed ordinary income	$255
Undistributed long-term capital gains	0
Accumulated capital losses	(5,942	)(1)
Post-October loss deferrals	0
Other book-to-tax accounting differences	0	(2)
Net unrealized tax appreciation/(depreciation) on investments	(5,138	)(3)
Net tax appreciation on derivatives and foreign-currency denominated assets and liabilities	0

	$(10,825)

(1)	Accumulated capital losses represents capital loss carryovers expiring in tax years ending 12/31/2003, 12/31/2004, 12/31/2007, 12/31/2008, and 12/31/2009.

(2)	Represents differences (if any) in income tax regulations and financial accounting principles generally accepted in the United States of America, such as unamortized organizational costs.

(3)	Primary difference between net book appreciation/(depreciation) and net tax appreciation/(depreciation) is attributable to interest only securities adjustments for federal income tax purposes.

For the fiscal year ended December 31, 2001, the Fund made the following tax basis distributions:

Ordinary income (including short-term capital gains)	$14,854
Long-term capital gain	0

$14,854

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Semi-Annual Report
June 30, 2002

DIVIDEND REINVESTMENT PLAN

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. State Street Bank & Trust Co. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the

Semi-Annual Report
June 30, 2002

DIVIDEND REINVESTMENT PLAN (CONT.)

number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Semi-Annual Report
June 30, 2002

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.
c/o State Street Bank & Trust Co.
150 Royalle Street
Canton, MA 02021
Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to State Street Bank & Trust Co Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Semi-Annual Report
June 30, 2002

PROXY VOTING RESULTS

A special meeting of the Fund’s shareholders was held on April 12, 2002. The result of votes taken among shareholders on the proposal are listed below.

To elect Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
J. Michael Hagan
For	10,615,285	99.17%
Withheld	88,344	0.83%
Total	10,703,629	100.00%

Thomas P. Kemp
For	10,590,035	98.94%
Withheld	113,594	1.06%
Total	10,703,629	100.00%

Vern O. Curtis
For	10,627,796	99.29%
Withheld	75,833	0.71%
Total	10,703,629	100.00%

Semi-Annual Report
June 30, 2002

OTHER INFORMATION

Investment Manager and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, California 92660

Transfer Agent
State Street Bank & Trust Co.
150 Royalle Street
Canton, Massachusetts 02021

Custodian
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, Missouri 64105

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

Independent Auditors
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, Missouri 64105

PIMCO
COMMERCIAL
MORTGAGE
SECURITIES
TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.